EXHIBIT 4(b)


                               6.85% Note due 2012


                            MEADWESTVACO CORPORATION


                                                             CUSIP:  583334 AA 5
No. 001                                                             $500,000,000


     MEADWESTVACO CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of 500,000,000 Dollars on April 1, 2012, and to pay interest thereon from April 2, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year commencing October 1, 2002, at the rate of 6.85% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the offices or agencies of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an authenticating agent, by the manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:  April 2, 2002

                                    MEADWESTVACO CORPORATION


                                    By:  /s/ Karen R. Osar
                                         ---------------------------------------

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  April 2, 2002
                                    THE BANK OF NEW YORK
                                        as Trustee


                                    By:  /s/ Kisha A. Holder
                                         ------------------------------
                                           Authorized Signatory

                              [REVERSE OF SECURITY]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 2, 2002 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregated principal amount to $500,000,000.

     Upon not less than 30 nor more than 60 days' notice, the Company may redeem this Security, in whole or in part, at any time at a Redemption Price equal to 100% of the principal amount hereof plus the Make-Whole Premium, together with accrued and unpaid interest hereon, if any, to the Redemption Date. Notice of redemption shall be given as provided in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in the aggregate principal amount of the Se-curities at the time Outstanding of each series (voting together as a single class) to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series (voting together as a single class) at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. In addition, the following terms used in this Security shall have the definitions set forth below:

     "Make-Whole Premium" means, with respect to any Security at any Redemption Date, the excess, if any, of (a) the present value of the sum of the principal amount and premium, if any, that would be payable on such Security on its Stated Maturity and all remaining interest payments (not including any portion of such payments of interest accrued as of the Redemption Date) to an including such Stated Maturity, discounted on a semi-annual bond equivalent basis from such Stated Maturity to the Redemption Date at a per annum interest rate equal to the sum of the Treasury

Yield (determined on the Business Day immediately preceding the Redemption
Date), plus 25 basis points, over (b) the principal amount of the Security being redeemed.

     "Treasury Yield" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two business days prior to the date fixed for redemption (or, if such Statistical Release is no longer published, any publicly available source of similar data)) most nearly equal to the then remaining average life of the Securities of this series, provided that if the average life of the Securities of this series is not equal to the constant maturity of a United States Treasury security for which a weekly average yieled is given, the Treasury yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yield is given, except that if the average life of the Securities of this series is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                                                                    EXHIBIT 4(b)

                                  ABBREVIATIONS


     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

       TEN COM       -   as tenants in common

       TEN ENT       -   as tenants by the entireties

       JT TEN        -   as joint tenants with right of survivorship and not as
                          tenants in common

       UNIF GIFT MIN ACT - _______________Custodian ________________
                                    (Cust)                        (Minor)
                                    Under Uniform Gifts to Minors Act


                                                     -----------------------
                                                     (State)



     Additional abbreviations may also be used though not in the above list.

                                                                    EXHIBIT 4(b)

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
----------------------------------------------------- PLEASE INSERT SOCIAL
SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                  ---------------------

                  ----------------------
--------------------------------------------------------------------------------

     (Please print or typewrite name and address including postal zip code, of assignee)

the within Security and all rights thereunder, hereby irrevocably constitutes and appoints
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: ______________________        _____________________________

                                     NOTICE: The signature to
                                     this assignment must
                                     correspond with the name
                                     as written upon the face
                                     of the within instrument
                                     in every particular,
                                     without alteration or
                                     enlargement or any change
                                     whatsoever.

                               6.85% Note due 2012


                            MEADWESTVACO CORPORATION


                                                             CUSIP:  583334 AA 5
No. 002                                                             $250,000,000


     MEADWESTVACO CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of 250,000,000 Dollars on April 1, 2012, and to pay interest thereon from April 2, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year commencing October 1, 2002, at the rate of 6.85% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the offices or agencies of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an authenticating agent, by the manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:  April 2, 2002

                                MEADWESTVACO CORPORATION


                                By:  /s/ Karen R. Osar
                                     --------------------------

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  April 2, 2002
                                 THE BANK OF NEW YORK
                                     as Trustee


                                 By:  /s/ Kisha A. Holder
                                      -------------------------
                                         Authorized Signatory

                              [REVERSE OF SECURITY]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 2, 2002 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregated principal amount to $250,000,000.

     Upon not less than 30 nor more than 60 days' notice, the Company may redeem this Security, in whole or in part, at any time at a Redemption Price equal to 100% of the principal amount hereof plus the Make-Whole Premium, together with accrued and unpaid interest hereon, if any, to the Redemption Date. Notice of redemption shall be given as provided in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in the aggregate principal amount of the Se-curities at the time Outstanding of each series (voting together as a single class) to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series (voting together as a single class) at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. In addition, the following terms used in this Security shall have the definitions set forth below:

     "Make-Whole Premium" means, with respect to any Security at any Redemption Date, the excess, if any, of (a) the present value of the sum of the principal amount and premium, if any, that would be payable on such Security on its Stated Maturity and all remaining interest payments (not includig any portion of such payments of interest accrued as of the Redemption Date) to an including such Stated Maturity, discounted on a semi-annual bond equivalent basis from such Stated Maturity to the Redemption Date at a per annum interest rate equal to the sum of the Treasury Yield

(determined on the Business Day immediately preceding the Redemption Date), plus 25 basis points, over (b) the principal amount of the Security being redeemed.

     "Treasury Yield" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two business days prior to the date fixed for redemption (or, if such Statistical Release is no longer published, any publicly available source of similar data)) most nearly equal to the then remaining average life of the Securities of this series, provided that if the average life of the Securities of this series is not equal to the constant maturity of a United States Treasury security for which a weekly average yieled is given, the Treasury yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yield is given, except that if the average life of the Securities of this series is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                                  ABBREVIATIONS


     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

    TEN COM       -   as tenants in common

    TEN ENT       -   as tenants by the entireties

    JT TEN        -   as joint tenants with right of survivorship and not as
                      tenants in common

    UNIF GIFT MIN ACT - _______________Custodian ________________
                                 (Cust)                        (Minor)
                                 Under Uniform Gifts to Minors Act


                                       -----------------------
                                       (State)



    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                ------------------------------------------------ PLEASE
INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                  ---------------------

                  ----------------------
--------------------------------------------------------------------------------
     (Please print or typewrite name and address including postal zip code, of assignee)

the within Security and all rights thereunder, hereby irrevocably constitutes and appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: ______________________         _____________________________

                                      NOTICE: The signature to
                                      this assignment must
                                      correspond with the name
                                      as written upon the face
                                      of the within instrument
                                      in every particular,
                                      without alteration or
                                      enlargement or any change
                                      whatsoever.